UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2010 (November 4, 2010)
R. G. BARRY CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	001-08769	31-4362899

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13405 Yarmouth Road N.W., Pickerington, Ohio	43147

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 864-6400
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the 2010 Annual Meeting of Shareholders (the “2010 Annual Meeting”) of R.G. Barry Corporation (the “Registrant”) held on Thursday, November 4, 2010, the shareholders of the Registrant approved the amendment to Article Sixth of the Articles of Incorporation which had been recommended by the Registrant’s Board of Directors. The amendment, the full text of which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by this reference, provides for the reduction in the number of classes of directors from three to two. Please also see the disclosure under Item 5.07. Submission of Matters to a Vote of Security Holders in respect of the vote on the proposed adoption of the amendment to Article Sixth of the Registrant’s Articles of Incorporation.
Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) The 2010 Annual Meeting of the Registrant was held on Thursday, November 4, 2010. At the close of business on September 8, 2010, the record date for the 2010 Annual Meeting, there were a total of 10,984,180 common shares of the Registrant outstanding and entitled to vote.
(b) The vote on each matter submitted to the shareholders for consideration at the 2010 Annual Meeting was as follows:
Item 1: Adoption of amendment to Article Sixth of the Articles of Incorporation of the Registrant to reduce the number of classes of directors from three to two:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
9,705,147	112,464	32,831	N/A
At the 2010 Annual Meeting, the shareholders of the Registrant approved the adoption of the amendment to Article Sixth of the Articles of Incorporation of the Registrant to reduce the number of classes of directors from three to two.
Item 2a: If the amendment referred to in Item 1 is adopted by the Registrant’s shareholders, the election of two directors, one for a one-year term expiring at the 2011 annual meeting of shareholders and a second for a two-year term expiring at the 2012 annual meeting of shareholders:

	Votes	Votes		Broker
	For	Withheld	Abstentions	Non-Votes
David Nichols — for one-year term expiring in 2011	6,520,413	534,138	N/A	2,795,891
Nicholas DiPaolo — for two-year term expiring in 2012	6,720,801	333,750	N/A	2,795,891
NOTE: Since the shareholders of the Registrant adopted the amendment referred to in Item 1, this Item 2a was applicable. David Nichols was elected for a one-year term expiring at the 2011 annual meeting of shareholders and Nicholas DiPaolo was elected for a two-year term expiring at the 2012 annual meeting of shareholders.
The other directors of the Registrant whose terms of office continue until the 2011 annual meeting of shareholders are David Lauer, Thomas Von Lehman and Gordon Zacks.
The other directors of the Registrant whose terms of office continue until the 2012 annual meeting of shareholders are Janice Page, Greg Tunney and Harvey Weinberg.
Item 2b: If the amendment referred to in Item 1 is not adopted by the Registrant’s shareholders, the election of three directors, each to serve for a three-year term expiring at the 2013 annual meeting of shareholders:
NOTE: Since the amendment referred to in Item 1 was adopted by the Registrant’s shareholders, the votes with respect to Item 2b were no longer relevant. However, the votes with respect to Item 2b are shown below:

	Votes	Votes		Broker
	For	Withheld	Abstentions	Non-Votes
Nicholas DiPaolo	6,720,801	333,750	N/A	2,795,891
David Nichols	6,520,413	534,138	N/A	2,795,891
Gordon Zacks	4,522,856	2,531,695	N/A	2,795,891
Item 3: Ratification of appointment of KPMG LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending July 2, 2011:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
9,560,810	271,558	18,074	N/A

At the 2010 Annual Meeting, the shareholders of the Registrant ratified the appointment of KPMG LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending July 2, 2011.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired: Not Applicable.

(b)	Pro forma financial information: Not Applicable.

(c)	Shell company transactions: Not Applicable.

(d)	Exhibits: The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Certificate of Amendment by Shareholders to the Articles of Incorporation of R.G. Barry Corporation (as filed with the Ohio Secretary of State on November 5, 2010)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. G. BARRY CORPORATION
Date: November 8, 2010	By:	/s/ José G. Ibarra
José G. Ibarra
Senior Vice President — Finance and Chief Financial Officer